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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               September 25, 2003

                (Date of Report; Date of Earliest Event Reported)


                                  FINDWHAT.COM

             (Exact Name of Registrant as Specified in its Charter)


          Nevada                        0-27331                 88-0348835

(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)        Identification Number)



                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)


                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On September 25, 2003, FindWhat.com, a Nevada corporation, issued a press release entitled "FindWhat.com Expands Into Asia Through Relationship with Mitsui in Japan." A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Exhibits.

         (c)      Exhibits.

         Exhibit No.                           Description

            99.1 Press Release, dated September 25, 2003, entitled "FindWhat.com Expands Into Asia Through Relationship with Mitsui in Japan."


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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   September 25, 2003                    FINDWHAT.COM

                                               By: /s/  Phillip R. Thune
                                                   ---------------------------
                                                   Chief Operating Officer and
                                                   Chief Financial Officer